UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2015

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 19, 2015, Brady Corporation (the “Company”) issued a press release announcing its fiscal 2016 first quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 5.07	SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

On November 18, 2015, at the Company’s Annual Shareholders’ Meeting, the holders of all of the 3,538,628 shares of the Company’s Class B Common Stock voted unanimously in favor of electing the following persons to serve as the Company’s directors until the next annual meeting of shareholders and until their successors have been elected:
Patrick W. Allender
Gary S. Balkema
Elizabeth P. Bruno
Nancy L. Gioia
Conrad G. Goodkind
Frank W. Harris
J. Michael Nauman
Bradley C. Richardson
Harold L. Sirkin

Item 7.01	REGULATION FD DISCLOSURE

On November 19, 2015, the Company hosted a conference call related to its fiscal 2016 first quarter financial results. A copy of the slides referenced in the conference call, which is also posted on the Corporation’s website, is being furnished to the Securities and Exchange Commission as Exhibit 99.2 attached hereto and is incorporated herein by reference.

Item 8.01	OTHER EVENTS

On November 19, 2015, the Company announced that its Board of Directors authorized an increase in the Company’s share buyback program, authorizing the repurchase of an additional 807,692 shares, for a total of up to two million shares of the Corporation’s Class A Common Stock available for repurchase as of November 18, 2015. The share repurchase plan may be implemented from time to time on the open market or in privately negotiated transactions. The repurchased shares will be available for use in connection with the Corporation’s stock-based plans and for other corporate purposes. The share buyback program was described in a press release issued by the Company in connection with its fiscal 2016 first quarter financial results, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit
99.1	Press Release of Brady Corporation, dated November 19, 2015, relating to first quarter fiscal 2016 financial results and increase in share buyback program.
99.2	Informational slides provided by Brady Corporation, dated November 19, 2015, relating to first quarter fiscal 2016 financial results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: November 19, 2015

/s/ AARON J. PEARCE
Aaron J. Pearce
Senior Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Brady Corporation, dated November 19, 2015, relating to first quarter fiscal 2016 financial results and increase in share buyback program.
99.2	Informational slides provided by Brady Corporation, dated November 19, 2015, relating to first quarter fiscal 2016 financial results.